EARNINGS CALL 1st Quarter 2025 April 22, 2025 Q2 20241

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally and any related impact on depositor behavior; risks related to the sufficiency of liquidity; changes in international trade policies, tariffs and treaties affecting imports and exports, trade disputes, barriers to trade or the emergence of other trade restrictions, and their related impacts on macroeconomic conditions and customer behavior; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; increased foreclosures and ownership of real property; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise, except to the extent required by federal securities laws. In light of these risks, uncertainties and assumptions, the forward-looking events in this presentation might not occur, and you should not put undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended March 31, 2025. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

1st Quarter 2025 | Financial Highlights

Earnings & Profitability	Q1 2025	Q4 2024	Q1 2024
Earnings per Share	$ 1.79	$ 1.95	$ 1.60
Net Income	199.1	216.9	177.4
Net Revenue	778.0	838.4	728.8
Pre-Provision Net Revenue[1]	277.6	319.4	247.0
Net Interest Margin	3.47%	3.48%	3.60%
Efficiency Ratio, Adjusted for Deposit Costs[1]	55.8	51.1	57.3
ROAA	0.97	1.04	0.98
ROTCE[1]	13.4	14.6	13.4
Balance Sheet & Capital			
Total Loans	$ 54,761	$ 53,676	$ 50,700
Total Deposits	69,322	66,341	62,228
CET1 Ratio	11.1%	11.3%	11.0%
TCE Ratio[1]	7.2	7.2	6.8
Tangible Book Value per Share[1]	$ 54.10	$ 52.27	$ 47.30
Asset Quality			
Provision for Credit Losses	$ 31.2	$ 60.0	$ 15.2
Net Loan Charge-Offs	25.8	34.1	9.8
Net Loan Charge-Offs/Avg. Loans	0.20%	0.25%	0.08%
Total Loan ACL/Funded HFI Loans[2]	0.77	0.77	0.74
NPAs[3]/Total Assets	0.60	0.65	0.53

Dollars in millions, except EPS

Q1 2025 Highlights

Net Income
$199.1 million
12.2% Y-o-Y

EPS
$1.79

PPNR[1]
Q1: $277.6 million
12.4% Y-o-Y

ROTCE[1]
13.4%

Loan Growth
Q1: $1.1 billion
8.0% Y-o-Y

Capital
CET1 Ratio: 11.1%
TCE Ratio[1]: 7.2%

Tangible Book Value PER SHARE[1]
$54.10
14.4% Y-o-Y

NPAs[3] / Total Assets
0.60%

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Ratio includes an allowance for credit losses of $11.9 million as of March 31, 2025 related to a pool of loans covered under 3 separate credit linked notes.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

Western Alliance Bancorporation®
3

Quarterly Income Statement

		Q1-25			Q4-24		Q1-24
Interest Income	$	1,095.6		$	1,138.6	$	1,055.0
Interest Expense		(445.0)			(472.1)		(456.1)
Net Interest Income	**$**	**650.6**	1	**$**	**666.5**	**$**	**598.9**
Service Charges and Loan Fees		37.2			31.7		16.4
Mortgage Banking Revenue		71.3			92.6		91.7
Gains (Losses) on Securities Sales and FV Adj., Net		3.1			9.6		(0.6)
Other		15.8			38.0		22.4
Non-Interest Income	**$**	**127.4**	2	**$**	**171.9**	**$**	**129.9**
Net Revenue	**$**	**778.0**		**$**	**838.4**	**$**	**728.8**
Salaries and Employee Benefits		(182.4)			(165.4)		(154.9)
Deposit Costs		(136.8)			(174.5)		(137.0)
Insurance		(37.9)			(36.7)		(58.9)
Other		(143.3)			(142.4)		(131.0)
Non-Interest Expense	**$**	**(500.4)**		**$**	**(519.0)**	**$**	**(481.8)**
Pre-Provision Net Revenue[1]	**$**	**277.6**		**$**	**319.4**	**$**	**247.0**
Provision for Credit Losses		(31.2)	3		(60.0)		(15.2)
Pre-Tax Income	**$**	**246.4**		**$**	**259.4**	**$**	**231.8**
Income Tax		(47.3)			(42.5)		(54.4)
Net Income	**$**	**199.1**		**$**	**216.9**	**$**	**177.4**
Dividends on Preferred Stock		(3.2)			(3.2)		(3.2)
Net Income Available to Common Stockholders	**$**	**195.9**		**$**	**213.7**	**$**	**174.2**
Diluted Shares		**109.6**			**109.6**		**109.0**
Earnings Per Share	**$**	**1.79**		**$**	**1.95**	**$**	**1.60**

Dollars in millions, except EPS

Q1 2025 Highlights

1 **Net Interest Income increased $51.7 million over prior year** and decreased $15.9 million from Q4 primarily due to a smaller quarterly day count

2 **Non-Interest Income decreased $2.5 million over prior year** and decreased $44.5 million from Q4 primarily driven by the following:

- A decline in Mortgage Banking Revenue:
  - Net gain on loan origination and sale activities of $49.5 million ($4.2 million higher over Q1-24)
  - Net loan servicing revenue of $21.8 million ($24.6 million lower over Q1-24)
- A $7.9 million Loss on an Equity Investment that is expected to be recovered over time

Mortgage Banking Metrics

- $12.1 billion mortgage loan production in Q1 (81% purchase / 19% refinance), down 8% compared to Q4 and up 25% to Q1-24
- $12.6 billion interest rate lock commitment volume in Q1, down 1% compared to Q4 and up 29% to Q1-24
- Gain on Sale margin[2] of 19 bps in Q1, compared to 21 bps in Q4 and 29 bps in Q1-24
- $70.6 billion in servicing portfolio UPB

3 **Provision for Credit Losses of $31.2 million** due to net charge-offs of $25.8 million, loan growth and an incremental benefit to the reserve for CRE

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

4

Net Interest Drivers



Securities Portfolio and Yield
4.66%
4.87%
4.89%
4.67%
4.63%
$16.1
$17.3
$16.4
$15.1
$15.9
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Total Investments



Loans and HFI Yield
6.77%
6.79%
6.65%
6.34%
6.20%
$1.8
$50.7
$2.0
$52.4
$2.3
$53.3
$2.3
$53.7
$3.2
$54.8
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
HFI Loans
HFS Loans



Interest Bearing Deposits and Cost
3.67%
3.73%
3.76%
3.49%
3.26%
$43.8
$44.7
$43.1
$47.5
$47.3
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Interest Bearing Deposits



Deposits, Borrowings, and Cost of Liability Funding
2.82%
2.79%
2.67%
2.52%
2.42%
$7.1
$18.4
$43.8
$6.5
$21.5
$44.7
$3.9
$25.0
$43.1
$6.5
$18.8
$47.5
$5.0
$22.0
$47.3
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q1 2025 Highlights

- **Securities Portfolio yields decreased 4 bps,** primarily due to the impact of lower rates on floating rate securities tied to SOFR
- **Loan yields decreased 14 bps** due to loan growth weighted towards the end of the quarter at lower variable rates
- **Cost of interest-bearing deposits decreased 23 bps, while total cost of funds decreased 10 bps to 2.42%** due to a reduction in deposit rates
  - **Interest-bearing deposit spot rate is 29 bps below Q1 average rate**, demonstrating further improving funding cost

Western Alliance Bancorporation®
5

Net Interest Income

Net Interest Income and Net Interest Margin

Dollars in millions



3.60%
3.63%
3.61%
3.48%
3.47%
$598.9
$656.6
$696.9
$666.5
$650.6
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Net Interest Margin
Net Interest Income

Average Earning Assets & Average Yield

Dollars in billions



6.29%
6.30%
6.19%
5.91%
5.81%
$68.0
$73.9
$77.8
$77.3
$77.2
$3.0 4%
$12.9 19%
$2.4 4%
$49.7 73%
$4.0
$16.2
$2.9
$50.8
$4.2
$16.5
$4.3
$52.8
$3.5 5%
$15.8 20%
$4.5 6%
$53.5 69%
$4.1 5%
$15.3 20%
$4.3 6%
$53.5 69%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Loans
Securities
Average Yield
Loans HFS
Cash & Other

Q1 2025 Highlights

- **Net Interest Income decreased $15.9 million,** or 2.4%, primarily due to smaller quarterly day count and lower yields on interest earning assets
- **NIM decreased 1 bp,** driven by lower yields on HFI loans, partially offset by reduced Interest Cost of Average Earning Assets ("AEA")
  - **Yield on AEA decreased 10 bps** to 5.81% due to lower loan yields
  - **Interest Cost of AEA decreased 9 bps** to 2.34% due to lower deposit rates
- **Drop in ECR-related Deposit Costs was more than twice the amount of NII compression**
  - **Annualized ECR costs (as a percentage of AEA) decreased 18 bps** to 0.72%
- **AEA declined $127 million,** or 0.2%, primarily from lower HFS loans and investment security balances, partially offset by higher cash balances

Western Alliance Bancorporation®
6

Non-Interest Expenses and Efficiency



Non-Interest Expenses and Efficiency Ratio[1]
65.2%
62.3%
64.5%
61.2%
63.5%
57.3%
51.5%
52.7%
51.1%
55.8%
$481.8
$486.8
$537.4
$519.0
$500.4
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Non-Interest Expenses
Adj. Efficiency Ratio
Efficiency Ratio



Breakdown of Non-Interest Expenses
$137.0
$173.7
$208.0
$174.5
$136.8
$58.9
$33.8
$35.4
$36.7
$37.9
$131.0
$126.3
$136.2
$142.4
$143.3
$154.9
$153.0
$157.8
$165.4
$182.4
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Deposit Costs
Other Operating Expenses
Insurance
Salaries & Employee Benefits

Non-Interest Expenses (Ex. Deposit Costs)				
$344.8	$313.1	$329.4	$344.5	$363.6

Dollars in millions

Q1 2025 Highlights

- Adjusted efficiency ratio[1] (excluding deposit costs) **increased 470 bps to 55.8%** and **declined 150 bps** from the same period last year
  - **Total Non-Interest Expenses (Ex. Deposit Costs) increased $19.1 million to $363.6 million** from seasonal compensation costs
- Efficiency ratio[1] increased 230 bps to 63.5%, but decreased 170 bps from the same period last year
- **Deposit Costs decreased $37.7 million to $136.8 million** from lower average ECR-related deposit balances and rates
  - Total ECR-related deposit balances of $24.1 billion in Q1-25
  - Average ECR-related deposits of $24.2 billion in Q1-25 compared to $25.9 billion in Q4-24 and $21.4 billion in Q1-24

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

7

8 Interest Rate Sensitivity Q1 2025 Highlights • A Ramp Scenario assumes a dynamic balance sheet and reflects an asset sensitive position on NII and a neutral position on EaR – WAL estimates a -100 bps ramp to reduce NII by (2.5%) • EaR is interest rate neutral, with no impact to earnings2 from a -100 bps ramp – The reduction in asset sensitivity from NII to EaR is driven by the estimated decrease in ECR-related deposit costs and increase in Mortgage Banking Revenue • Of total earning assets, 57% are variable with 42% repricing to SOFR • Variable liabilities represent 83% of total earning assets and are primarily modeled to changes in Fed Funds – Non-Maturity Deposit rates, including ECRs, are estimated to have a 62% beta (2.5)% 3.0% Down 100 Up 100 0.0% 1.3% Down 100 Up 100 1) Projected using a simulation model that calculates the difference between a baseline forecast using forward yield curves, compared to forecasted results from a gradual, parallel increase in rates over a 12-month period (“Ramp”). 2) Earnings defined as pre-tax net interest income adjusted for rate-sensitive non-interest income and expense accounts. NII Sensitivity - Ramp Scenario1 Earnings-at-Risk - Ramp Scenario1

Consolidated Balance Sheet

		Q1-25			Q4-24		Q1-24
Securities and Cash	$	19,147	1	$	19,191	$	19,642
Loans, HFS		3,238			2,286		1,841
Loans, HFI		54,761	2		53,676		50,700
Allowance for Loan Losses		(389)			(374)		(340)
Mortgage Servicing Rights		1,241			1,127		1,178
Goodwill and Intangibles		656			659		666
Other Assets		4,389			4,369		3,302
Total Assets	**$**	**83,043**		**$**	**80,934**	**$**	**76,989**
Deposits	$	69,322	3	$	66,341	$	62,228
Borrowings		4,151	4		5,573		6,221
Qualifying Debt		898			899		896
Other Liabilities		1,457			1,414		1,472
Total Liabilities	**$**	**75,828**		**$**	**74,227**	**$**	**70,817**
Equity		7,215	5		6,707		6,172
Total Liabilities and Equity	**$**	**83,043**		**$**	**80,934**	**$**	**76,989**
Tangible Book Value Per Share[1]	**$**	**54.10**	6	**$**	**52.27**	**$**	**47.30**

Dollars in millions, except per share data

Q1 2025 Highlights

1. **Securities and Cash decreased $44 million, or 0.2%, to $19.1 billion** and decreased $495 million, or 2.5%, over prior year
2. **Loans, HFI increased $1.1 billion, or 2.0%,** and increased $4.1 billion, or 8.0%, over prior year
3. **Deposits increased $3.0 billion, or 4.5%,** and increased $7.1 billion, or 11.4%, over prior year
4. **Borrowings decreased $1.4 billion** due to partial return of Mortgage Warehouse deposits after Q4-24 seasonal outflows
5. **Equity increased $508 million** due to REIT preferred stock issuance of $293 million (net of issuance costs), net income, and AOCI gains, partially offset by dividends
6. **Tangible Book Value/Share[1] increased $1.83, or 3.5%,** and increased $6.80, or 14.4%, over prior year

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

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10 $4.1 Billion Year-over-Year Growth $19.7 $21.7 $22.6 $23.1 $24.1 $1.9 $1.9 $1.8 $1.8 $1.8$9.6 $9.6 $9.8 $9.9 $10.1 $4.8 $4.7 $4.7 $4.5 $4.5 $14.7 $14.5 $14.4 $14.4 $14.3 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 28.9% 3.7% 19.0% 39.0% 9.4% 26.1% 3.3% 18.4% 44.0% 8.2% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $50.7 +$0.4 $52.4 +$1.7 $53.3 +$0.9 $53.7 +$0.3 $54.8 +$1.1 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Loan Composition Q1 2025 Highlights Increase (Decrease) by Loan Type: (in millions) QoQ YoY C&I $ 989 $ 4,368 CRE, Non-OO 172 403 Construction & Land 25 (277) Residential & Consumer (63) (361) CRE, OO (38) (72) Total $ 1,085 $ 4,061 26.8% 3.4% 18.4% 43.1% 8.3% 4.31% 6.30% 7.10% 6.56% 8.45% Q1-25 Avg. Yields1 Total Yield 6.20% 1) Average yields on loans have been adjusted to a tax equivalent basis. Loan growth from C&I businesses within Regional Banking and National Business Lines 50% 25% 25% Regional Banking National Business Lines Residential Loan Composition

11 Diversified deposit growth across Specialty Escrow Services and National Business Lines Q1 2025 Highlights $18.4 $21.5 $25.0 $18.8 $22.0 $16.9 $17.3 $13.8 $15.9 $15.5 $16.2 $17.1 $19.6 $21.2 $21.7 $10.7 $10.3 $9.6 $10.4 $10.1 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 27.3% 17.1% 29.6% 26.0% 22.4% 14.6% 31.7% 31.3% $7.1 Billion Year-over-Year Growth CDs Savings and MMA Interest Bearing DDA Non-Interest Bearing $66.2 +$4.0 $62.2 +$6.9 $66.3 $(1.7) $69.3 +$3.0 Increase (Decrease) by Deposit Type: (in millions) QoQ YoY Non-Interest Bearing $ 3,163 $ 3,610 Savings and MMA 520 5,534 Interest-Bearing DDA (371) (1,458) CDs (331) (592) Total $ 2,981 $ 7,094 $68.0 +$1.8 Total Deposits Qtr Change Deposit Composition Q1-25 Avg. Costs Total Cost 2.22% Dollars in billions, unless otherwise indicated 4.60% 2.55% N/A 3.15% 23.9% 15.7% 28.4% 32.0% Deposit Composition • 32% of total deposits are non-interest bearing – Approximately 35% have no ECRs 31% 39% 12% 8% 10% Regional Banking National Business Lines Specialty Escrow Svcs¹ Consumer Digital Other 1) Specialty Escrow Services includes: Business Escrow Services, Corporate Trust, Juris Banking, and other deposit initiatives

12 1.01% 0.93% 1.05% 1.25% 1.44% 0.53% 0.51% 0.45% 0.65% 0.60% Classified Assets / Total Assets NPLs + OREO / Total Assets Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $781 $748 $838 $1,009 $1,195 $8 $8 $8 $52 $51 $399 $401 $349 $476 $451 $374 $339 $481 $481 $693 OREO Non-Performing Loans Classified Accruing Assets Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Dollars in millions Asset Quality RatiosSpecial Mention Loans • Criticized Assets increased $254 million quarterly to $1.7 billion – Special Mention Loans increased $68 million to $460 million (84 bps to Funded Loans) – Total Classified Assets increased $186 million to $1.2 billion (144 bps to Total Assets) • Non-Performing Assets (Non-Performing Loans + OREO) decreased $26 million to $502 million (60 bps to Total Assets) – Non-performing loans are supported by 'as-is' valuations • Over the last 10+ years, only ~2% of Special Mention loans have migrated to loss Classified Assets $394 $532 $502 $392 $460 0.78% 1.01% 0.94% 0.73% 0.84% Special Mention Loans SM / Funded Loans Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q1 2025 Highlights Classified Assets Mix 33% 2% 10% 2% CRE Investor C&I Resi Construction CRE OO 5% Other 48% Office Asset Quality

Credit Losses and ACL Ratios

Q1 2025 Highlights

Allowance for Credit Losses



$10
$33
$340
$10
$36
$352
$10
$38
$357
$17
$40
$374
$12
$35
$389
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.[1]

Gross Loan Charge-offs and Recoveries



Gross Charge-Offs
Recoveries
$10.2
$22.9
$27.8
$34.4
$27.5
$(0.4)
$(0.1)
$(1.2)
$(0.3)
$(1.7)
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25

Loan ACL Adequacy Ratios[2,3]



94%
97%
113%
87%
94%
0.74%
0.74%
0.74%
0.77%
0.77%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

- **Provision Expense of $31.2 million,** primarily reflective of net charge-offs, loan growth, and an incremental benefit to the reserve for CRE
- **Net Loan Charge-Offs of $25.8 million, 20 bps,** compared to $34.1 million, 25 bps, in Q4
- Total Loan ACL / Funded Loans[3] flat from the prior quarter at 0.77%
  - **Total Loan ACL / Funded Loans[3] less loans covered by CLNs is 0.92%**
- **17% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $11.9 million as of March 31, 2025 related to a pool of loans covered under 3 separate credit linked notes.
4) As of March 31, 2025, CLNs cover a substantial portion of Residential ($8.5 billion) loans outstanding.

Western Alliance Bancorporation®
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Key Reserve Level Ratios

Reserve levels enhanced by credit protection and low loss loan categories

Adjusted Total Loan ACL / Funded Loans: Q1-25



0.77%
0.92%
0.15%
0.93%
0.01%
1.07%
0.03% EBOs[3]
0.11% Resi
1.35%
0.28%
Total Loan ACL / Funded Loans[1,2]
1
Loans Covered by CLNs
2
EFR Loans
3
Residential Loans
4
Mortgage Warehouse Loans
5

Loan mix matters for reserves due to embedded loss content

Embedded Losses	WAL vs. Peer Loan Composition[5] (in millions)	WAL		Peer Median	
~0	Mtg. Warehouse	$8,186	15 %	$69	— %
Low	Residential	14,275	26 %	9,396	18 %
High	Consumer	38	— %	2,933	6 %
Typical	Other Commercial	32,262	59 %	40,718	76 %
	Total	$54,761		$53,116	

Normalizing for Loan Composition = Loan ACL > 1%

Q1 2025 Highlights

- WAL remains appropriately reserved
- **Total Loan ACL / Funded Loans of 0.77%**
  - CLNs offer credit protection from first losses on covered reference pools in historically low loss loan categories
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 0.92%
  - **Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is 1.35%**
    - >5x historical maximum annual loss rate[4]
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is <4 years
  - Adj. total ACL covers >11x historical average annual loss rate[4] x duration

Western Alliance Bancorporation®

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $11.9 million as of March 31, 2025 related to a pool of loans covered under 3 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Loss rates are based on the period from Q1-14 to Q1-25.
5) Q1-25 for WAL and Q4-24 for peers.

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15 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 WAL Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 Peer 1 4 Peer 1 5 Peer 1 6 Peer 1 7 Peer 1 8 Peer 1 9 Peer 2 0 Peer 2 1 Peer 2 2 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Source: S&P Global Market Intelligence. Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of December 31, 2024 10.5%: Median 11.7%: 75th pctl 9.9%: 25th pctl Adjusted CET1 (incl. of AOCI Unrealized Securities Marks & Loan Loss Reserves) Fortified Adjusted Capital CET1 capital adjusted for AOCI securities marks & reserves remains solidly above peer median levels Q1 11.0% WAL Q4 11.0%

16 Regulatory Capital Ratios • Continue to exceed “well-capitalized” levels with CET1 of 11.1% Tangible Common Equity / Tangible Assets1 • TCE/TA remained flat at 7.2% Capital Accretion • Nominal decrease in CET1 quarter-over-quarter due to loan growth • Issued $300 million ($293 million, net of issuance costs) of preferred stock at our REIT subsidiary – Dividends at the REIT are tax deductible; results in after-tax dividend of 7.1%2 – Increased Tier 1 Leverage from 8.1% to 8.6% quarter-over-quarter 11.0% 11.0% 11.2% 11.3% 11.1% 6.8% 6.7% 7.2% 7.2% 7.2% CET1 TCE/TA Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 1) Refer to slide 2 for further discussion of non-GAAP financial measures 2) Assumes Q1-25 tax rates 14.0% 13.9% 14.1% 14.1% 14.5% 11.7% 11.7% 11.9% 11.9% 12.3% 8.5% 8.0% 7.8% 8.1% 8.6% Tier 1 Leverage Tier 1 Capital Total RBC Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q1 2025 Highlights Common Capital Ratios Capital Accumulation Regulatory Capital Ratios 1

17 430% 501% 63% 120% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1-25 0x 1x 2x 3x 4x 5x 6x Tangible Book Value per Share1 • TBVPS increased $1.83 to $54.10 from organic earnings and smaller AOCI impact due to lower rates – Increased 3.5% quarter-over-quarter, non- annualized – Increased 14.4% year-over-year – 17.7% CAGR since year end 2014 • TBVPS has increased more than 6.5x that of peers – Quarterly common stock cash dividend of $0.38 per share 1) Refer to slide 2 for further discussion of non-GAAP financial measures. Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of December 31, 2024. S&P Global Market Intelligence. Q1 2025 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back

18 • Pipelines are healthy. Remain flexible based on environmentBalance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income Non-interest Expense Net Charge-Offs Effective Tax Rate 2024 Baseline 2025 Outlook Loans (HFI): $53.7 bn Deposits: $66.3 bn L (HFI): +$5.0 bn D: +$8.0 bn 11.3% > 11% $2.62 bn Up 6% - 8% $543 mm Up 6% - 8% $2.025 bn 18 bps Down 0% - 5% ~ 20 bps ~ 21% ~ 20% NIE (Ex. Deposit Costs) ECR-Related Deposit Costs $1,450 - $1,500 mm $485 - $535 mm $1,332 mm $693 mm Management Outlook Commentary • ECR Deposit Costs (Q2-25E): $140 - $150 mm • Prudent to maintain excess capital in uncertain environment • Assumes 2 25 bps rate cuts

Questions & Answers

Appendix

21 Commercial Real Estate Investor Statistics CRE Investor Portfolio (At Origination or Most Recent Appraisal) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisals at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 28% 25% 23% 12% 7% 5% <=40% 41-50% 51-60% 61-70% 71-80% >80% 42% 24% 8% 6% 6% 5% 2% 1% 1% 1% 4% 46% 69% 55% 39% 36% 37% 62% 40% 26% 44% 59% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Medical Senior C are Data Center Mini-S torage Other Low uncovered risk with re-margin provisions • Only $648 million of Multi-Family, concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure $10.0 billion; 18% of Total Loans

Commercial Real Estate Investor: Office

$2.4 Billion; 24% of Total CRE Investor; 4% of Total Loans

Distribution by LTV (At Origination or Most Recent Appraisal)



4%
16%
23%
23%
9%
25%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures



10%
1%
89%
Suburban
Midtown
Small City/Town

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC < 65%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - Negligible exposure in CBD, 1% in Small City/Town, 10% in Midtown and **89% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 59%, Class B: 37%, Class C: 4%
- **Dispersed maturities**
  - 43% to mature in 2025, 32% to mature in 2026 and 25% to mature in 2027+

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or, in most cases, appraisals at origination and utilizing "as stabilized" values for income producing properties.

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